Transaction

Date:	29 August, 2008

To:	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-6

To:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Facsimile: 410-715-2380
Telephone: 410-884-2000
Attn: Client Services
Manager-LMT 2008-6

From:	Lehman Brothers Special Financing Inc.
Capital Markets Contracts - Legal
Facsimile:	(+1) 646-885-9551 (United States of America)
Telephone:	646-333-9516 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 2056341L / Effort ID: N2264829 / Global Deal ID: 4024476

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Wells Fargo Bank N.A., solely in its capacity as trustee (the “Trustee”) of Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6 (the “Trust”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York (“Party B”) on the Trade Date specified below. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Trust Agreement dated as of 01 August, 2008 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee in connection with the issuance of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-6, a common law trust formed under the Trust Agreement (the “Trust Agreement”).

LEHMAN BROTHERS SPECIAL FINANCING INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	27 August, 2008

Effective Date:	25 August, 2008

Termination Date:	The earlier of (i) the Distribution Date following the date on which the Principal Balance of the Reference Asset is reduced to zero, or (ii) 25 February, 2013.

Notional Amount:
USD 41,099,000.00 for the initial Calculation Period and with respect to each Calculation Period thereafter, the Principal Balance of the Class 2A1 Certificates on or about the 25th calendar day of each month (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of September, 2008.

Referenced Asset:	Lehman Mortgage Trust, Series 2008-6, Class 2A1 Certificates (CUSIP: 52525F AC7)

Note Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”) for the Class 2A1 Certificates from Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6, by entering Cusip 52525F AC7, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the Principal Balance of the Reference Asset for any Calculation Period, the Principal Balance of the Reference Asset shall be determined by the Calculation Agent pursuant to the Trust Agreement.

Fixed Amounts:

Fixed Amount Payer:	Party B
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Amount Payer:	Party A

Floating Rate:
The excess if any of (1) the lesser of (A) 8.28% and (B) USD-LIBOR-BBA with a Designated Maturity of one month minus (2) the Net Funds Cap as observed on the Distribution Date Statement minus 3.52%.

Provided, however, that, for purposes of this Confirmation, the definitions of “USD-LIBOR-BBA” and “USD-LIBOR Reference Banks” in the Definitions are hereby amended by deleting all references in such definitions to “two London Banking Days” and inserting “two New York and London Banking Days” in lieu thereof.

Floating Rate Payer Period End Dates:	The 25th calendar day of each month, from and including 25 September, 2008 to and including the Termination Date, subject to no adjustment.

Early Payment:	1 Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate for the initial Calculation Period:	0.00%

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Collateral:
Paragraphs one through thirteen of the standard form ISDA Credit Support Annex (New York law) (the “CSA”) are incorporated by reference herein subject to the elections and modifications set out below. Terms defined in the CSA have this same meaning herein.

Elections and variables for the purposes of Paragraph 13 of the CSA:
“Eligible Collateral” shall include, for Party A, (A) USD cash at a Valuation Percentage of 100% and/or (B) negotiable debt obligations issued by the U.S. Treasury Department having a maturity at issuance of not more than one year (“Treasury Bills”) at a Valuation Percentage of 99% and/or (C) negotiable debt obligations issued by the U.S. Treasury Department having a maturity at issuance of more than one year but not more than ten years ("Treasury Notes") at a Valuation Percentage of 98% and/or (D) negotiable debt obligations issued by the U.S. Treasury Department having a maturity at issuance of more than ten years ("Treasury Bonds") at a Valuation Percentage of 97%.

“Threshold” means USD 0 with respect to Party A.

“Minimum Transfer Amount” means with respect to a party USD 75,000.00.

"Valuation Agent" means Party A. Notwithstanding Paragraph 4(c), calculations will only be provided upon a demand made by Party B.

“Valuation Date” means the 1st calendar day of each month.

“Valuation Time” means the close of business in the location where the relevant product is traded provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

“Local Business Day” means a Business Day in New York.

“Notification Time” means 3.00 p.m., New York time, on a Local Business Day.

“Value” For the purpose of Paragraph 5(i)(c) and 5(ii) of the CSA, the Value of Posted Credit Support other than Cash will be calculated as follows:

With respect to any Treasury Bills, Treasury Notes, or Treasury Bonds (referred to herein as “Government Obligations”) the sum of (I) (x) the bid price quoted on such date by a mutually acceptable principal market maker for such Government Obligations, or (y) if no such quotation is available from a principal market maker for such date, such bid price as of the day, next preceding such date, on which such quotation was available, in either case multiplied by the applicable Valuation Percentage, plus (II) the accrued interest on such Government Obligations (except to the extent Transferred to a party pursuant to any applicable section of this Agreement or included in the applicable price referred to in (I) of this definition) as of such date.

“Interest Rate” means the rate per annum equal to the overnight Federal Funds Rate for each day Cash is held by the Secured Party as reported in Federal Reserve Publication H.15-519.

Miscellaneous:

Calculation Agent:	Party A

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Termination Currency:	USD

Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.	Payments on Early Termination. For the purposes of Section 6(e) of the Agreement, Loss and Second Method will be used.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Agreement will not apply to Party B.

7.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:
(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by the Trustee, not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplement Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Confirmation.

10.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

12.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

13.
For the purpose of calculating both (a) a Settlement Amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement and (b) an Exposure with respect to a party on a Valuation Date (as defined in the definition of Collateral above), the Notional Amount, for each Calculation Period other than the initial Calculation Period, shall be an amount that is equal to the outstanding balance of the Class 2A1 Certificates from the Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6 applicable to the relevant Calculation Period, which shall be obtained from Bloomberg by entering Cusip 52525F AC7, <Mtge>, type “cft”, <Go>, entering the CPR (as defined below) <Go>.

Where,

“CPR” means, for the Calculation Periods from and including the Effective Date up to but excluding 25 October, 2008, the 1 month constant prepayment rate. Thereafter, from and including 25 October, 2008 up to but excluding the Termination Date, CPR shall mean the three-month constant prepayment rate. The CPR shall be reported on Bloomberg Financial Services, Inc. (“Bloomberg”) for the Class 2A1 Certificates from the Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6, by entering Cusip 52525F AC7, <Mtge>, type “des”, <Go> <Page Fwd>. If such one month or three-month constant prepayment rate is not available on Bloomberg on a Valuation Date, the one-month constant prepayment rate (for the Calculation Periods from and including the Effective Date up to but excluding 25 October, 2008), or the three-month constant prepayment rate (for the Calculation Periods from and including 25 October, 2008 up to but excluding the Termination Date) shall be determined by the Calculation Agent in accordance with the following formula using the information obtained from the website at http://www.ctslink.com/.

X = 1 - (1-SMM)^12

“SMM” = principal payment of the Class 2A1 Certificates from the Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6 for the relevant Calculation Period / Note Principal Balance of the Class 2A1 Certificates from the Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6 for the immediately Calculation Period.

For the avoidance of doubt, CPR will be equal to the average of the value of X for the current Calculation Period and the value of X for each of the immediately preceding two Calculation Periods.

Payment Instructions for Party A in USD:

JP Morgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C  A/C # 066-143543

Payment Instructions for Party B in USD:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS Clearing
ACCT: 3970771416
For further Credit to: 53205500, Cap Account
Ref: LMT 2008-6

Payment Instructions for Party B for posted collateral in USD:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS Clearing
ACCT: 3970771416
For further Credit to:  53205501, Posted Collateral Account
Ref: LMT 2008-6

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and confirmed as of the date first written:

Lehman Brothers Special Financing Inc.	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-6, By: Wells Fargo Bank, N.A. not in its individual capacity but solely as Trustee

By: /s/ Anatoly Kozlov Name: Anatoly Kozlov Title: Authorized Signatory	By: /s/ Carla S Walker Name: Carla S. Walker Title: Vice President